Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. Sec.1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

John Mark Ramsey and Spencer A. Smith, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of his knowledge, the Quarterly Report of Sentio Healthcare Properties, Inc. on Form 10-Q for the six-month period ended June 30, 2017 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Form 10-Q fairly presents in all material respects the financial condition and results of operations of Sentio Healthcare Properties, Inc.

/s/ JOHN MARK RAMSEY
Date: August 11, 2017	John Mark Ramsey
President, Chief Executive Officer and Director (Principal Executive Officer)

/s/ SPENCER A. SMITH
Date: August 11, 2017	Spencer A. Smith
Chief Financial Officer, Treasurer and Secretary (Principal Financial Officer and Principal Accounting Officer)